EXHIBIT 10.1

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (the “Second Amendment”) is entered into this 20 day of April, 2020, by and between 44 WEST GAY LLC, a Pennsylvania limited liability company (the “Landlord”) and VERRICA PHARMACEUTICALS INC., a Delaware corporation (the “Tenant”).

1WITNESSETH:

A.Landlord and Tenant are parties to that certain Lease Agreement dated July 1, 2019 (the “Original Lease”), as amended by a First Amendment to Lease Agreement dated March 12, 2020 (the “First Amendment”, and together with the Original Lease, collectively,  the “Lease”), pursuant to which Landlord leased to Tenant, and Tenant accepted from Landlord, certain premises consisting of approximately 11,201 rentable square feet of space (the “Premises”) located on the fourth floor of the building (the “Building”), along with common areas, located at 44 West Gay Street, West Chester, Pennsylvania, as more particularly described in the Lease.

B.Landlord and Tenant now desire to amend the Lease in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, the parties hereto, intending to be legally bound, hereby agree that the Lease is hereby amended and supplemented as follows:

1.RECITALS/DEFINITIONS. The above recitals are true and correct and are hereby incorporated into this Second Amendment as if set forth herein at length. Any and all capitalized terms not defined herein shall have the definitions set forth in the Original Lease or the First Amendment.

2.COMMENCEMENT DATE; TERM. The Lease is amended to provide that the Commencement Date shall occur when Landlord substantially completes Landlord’s Work under the Original Lease and Landlord’s Additional Premises Work under the First Amendment, and Landlord delivers possession of the Premises to Tenant. The Term of the Lease shall be for  seven (7) years and shall expire on the last day of seventh (7th) Lease Year, as defined in the Original Lease.

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3.BASE RENT. The Base Rent schedule set fort in Section 1 of the First Amendment is hereby amended and restated as follows.  The purpose of the rent schedule  below, “Lease Month” shall mean each month during the Term. The first Lease Month shall  start on the Commencement Date and shall end on the day immediately preceding the corresponding calendar day in the next calendar month, and each Lease Month shall commence on the day following the end of the prior Lease Month. If the next month does not have such corresponding calendar day, then such Lease Month shall end on the following day.

Lease Months	Base Rent	Monthly Installment
1-6*	$174,870.00	$14,572.50
7-11	$336,030.00	$28,002.50
12-24	$341,630.50	$28,469.21
25-36	$347,231.00	$28,935.92
37-48	$352,831.50	$29,402.63
49-60	$358,432.00	$29,869.33
61-72	$364,032.50	$30,366.04
73-84	$369,633.00	$30,802.75
Extension Period	Base Rent	Monthly Installment
85-96	$375,233.50	$31,269.46
97-108	$380,834.00	$31,736.17
109-120	$386,434.50	$32,202.83
121-132	$392,035.00	$32,669.58
133-144	$397,635.50	$33,136.29

*In the foregoing Base Rent chart, the Base Rent for the first six (6) Lease Months is based on the rentable square footage of the Original Premises only.

4.ADDITIONAL RENT. Section 6 of the First Amendment is hereby amended to provide that Tenant shall be obligated to pay Tenant’s Proportionate Share of Operating Expenses commencing on the Commencement Date; provided that Tenant’s Proportionate Share for the first six (6) Lease Months of the Term shall be calculated on the Original Premises only, such that Tenant’s Proportionate Share during such six (6) Lease Month period shall be 17.35%. Commencing with the seventh (7th) Lease Month and for the balance of the Term, Tenant’s Proportionate Share shall be 33.33%.

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5.OUTSIDE DELIVERY DATE. For the avoidance of doubt, Tenant recognizes that Landlord’s construction has been delayed by the Governor of Pennsylvania’s order mandating the closure of all businesses that are not life-sustaining. Tenant agrees that any amendment, renewal or replacement of such order, or any similar order, directive or guidance issued by any federal, state or local governing body or official having the effect of interfering with or delaying Landlord’s construction, shall constitute a force majeure event and shall extend the Outside Delivery Date, as defined in Section 4 of the Original Lease, on a day-for-day basis until Landlord is legally permitted to resume construction without material interference or delay.

6.CONFESSION OF JUDGMENT. The confession of judgment set forth in Section 35 of the Lease is hereby restated in its entirety as follows:

(A)	INTENTIONALLY OMITTED

(B)

TENANT HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF RECORD IN THIS COMMONWEALTH OR ELSEWHERE TO APPEAR FOR TENANT UPON OR AFTER THE EXPIRATION OF THE TERM OF THIS LEASE, AS AMENDED, (OR ANY EXTENSION OR RENEWAL THEREOF), OR UPON OR AFTER THIS LEASE, AS AMENDED, HAS TERMINATED ON ACCOUNT OF ANY EVENT OF DEFAULT ON THE PART OF TENANT HEREUNDER, TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND THEREIN TO CONFESS JUDGMENT IN EJECTMENT FOR POSSESSION OF THE PREMISES HEREIN DESCRIBED, FOR WHICH THIS LEASE, AS AMENDED, AND THE APPOINTMENTS HEREIN SHALL BE SUFFICIENT WARRANT; THEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED THAT POSSESSION OF THE PREMISES SHOULD REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT EVENT OR EVENTS OF DEFAULT, OR UPON THE TERMINATION OF THIS LEASE, AS AMENDED, OR OF TENANT’S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE PREMISES AND TO CONFESS JUDGMENT (FOR THE RECOVERY OF POSSESSION OF THE PREMISES BY LANDLORD AS HEREINBEFORE PROVIDED. THE FOREGOING WARRANT SHALL NOT BE EXHAUSTED BY ANY ONE EXERCISE THEREOF BUT

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SHALL BE EXERCISABLE FROM TIME TO TIME AND AS OFTEN AS THERE IS ANY ONE OR MORE EVENTS OF DEFAULT OR WHENEVER THIS LEASE, AS AMENDED, AND THE TERM OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE EXPIRED, OR TERMINATED ON ACCOUNT OF ANY EVENT OF DEFAULT BY TENANT HEREUNDER. THE TENANT AGREES THAT THE POWER TO CONFESS JUDGMENT GRANTED BY THIS PARAGRAPH IS COUPLED WITH AN INTEREST, AND IS THEREFORE IRREVOCABLE.

IN ANY SUCH ACTION, A TRUE COPY OF THIS LEASE, AS AMENDED, SHALL BE SUFFICIENT WARRANT, AND IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

TENANT ACKNOWLEDGES AND AGREES THAT THIS LEASE, AS AMENDED, CONTAINS PROVISIONS UNDER WHICH LANDLORD MAY ENTER JUDGMENT BY CONFESSION AGAINST TENANT.  BEING FULLY AWARE OF TENANT’S RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST TENANT BY LANDLORD HEREUNDER BEFORE JUDGMENT IS ENTERED, TENANT HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LANDLORD’S ENTERING JUDGMENT AGAINST TENANT BY CONFESSION PURSUANT TO THE TERMS OF THIS LEASE, AS AMENDED.

(C)

TENANT ALSO ACKNOWLEDGES AND AGREES THAT THIS LEASE, AS AMENDED, CONTAINS PROVISIONS UNDER WHICH LANDLORD MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY OR OTHERWISE SEIZE PROPERTY (REAL OR PERSONAL) OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OR OTHER SATISFACTION OF THE JUDGMENT. BEING FULLY AWARE OF TENANT’S RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE OR PETITION TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LANDLORD’S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW, AND ACKNOWLEDGES THAT THE LANDLORD MAY CAUSE PROPERTY OF THE TENANT TO BE SEIZED AND SOLD WITHOUT PRIOR NOTICE TO TENANT. WITHOUT LIMITING THE FOREGOING, TENANT SPECIFICALLY WAIVES THE NOTICES AND NOTICE REQUIREMENTS OF RULES 2956.1, 2958.1, 2958.2, 2958.3, 2973.1, 2973.2, AND 2973.3.

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VERRICA PHARMACEUTICALS, INC.

Witness:	/s/ Christopher G. Hayes	By:	/s/ Ted White
Name:	Christopher G. Hayes	Name:	Ted White
		Title:	CEO

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7.BROKERAGE COMMISSIONS. Tenant and Landlord warrant that they have had no dealings with any broker or agent in connection with the negotiations or execution of this Second Amendment and Landlord and Tenant agree to indemnify the other against all costs, expenses, reasonable attorneys’ fees, or other liability for commissions or other compensation or charges resulting from a breach of such representations.

8.CERTIFICATION. By executing this Second Amendment, Tenant hereby certifies that: (i) the Lease is in full force and effect and has not been modified except as expressly set forth above; (ii) there are no prepayments by or credits due Tenant under the Lease; and (iii) Tenant is not aware of any defaults by Landlord under the Lease, nor of any events which with the giving of notice or passage of time, or both, would constitute a default or breach of the Lease by Landlord.

9.ENTIRE AGREEMENT/RATIFICATION. This Second Amendment represents the entire understanding of the parties with respect to the subject matter hereof, and the Lease as hereby amended remains in full force and effect and may not be modified further except in writing executed by the parties to be bound thereby. Unless expressly modified herein, the terms and conditions of the Lease shall continue in full force and effect, and the parties hereby confirm and ratify the same.

10.MISCELLANEOUS. This Second Amendment shall be binding upon and shall inure to the benefit of the parties and their permitted successors and assigns.

11.COUNTERPARTS. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The transmission of a signed counterpart of this Second Amendment by facsimile or by portable document file (“PDF”) shall have the same force and effect as the delivery of an original signed counterpart of this Second Amendment and shall constitute valid and effective delivery for all purposes.

2- SIGNATURE PAGE TO FOLLOW –

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IN WITNESS WHEREOF, the parties have executed this Second Amendment on the date first written above.

1.LANDLORD:

44 WEST GAY LLC,

a Pennsylvania limited liability company
Witness:	/s/ Kelly J. Loeco
By:	/s/ Adam R. Loeco, Member
Name:	Adam R. Loeco, Member

2.TENANT:

VERRICA PHARMACEUTICALS, INC.,

a Delaware corporation
Witness:	/s/ Christopher G. Hayes
By:	/s/ Ted White
Name:	Ted White
Title:	CEO